Exhibit 4.1

VICE PRESIDENT, GENERAL COUNSEL AND CORPORATE SECRETARY CHIEF EXECUTIVE OFFICER AND CHAIRMAN OF THE BOARD AUTHORIZED OFFICER TRANSFER AGENT AND REGISTRAR (Brooklyn, NY) AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC BY: COUNTERSIGNED AND REGISTERED: transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar. Witness the facsimile signatures of the Corporation’s duly authorized officers. Dated: SolarEdge Technologies, Inc. FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK $0.0001 PAR VALUE PER SHARE, OF IS THE RECORD HOLDER OF THIS CERTIFIES THAT CUSIP SEE REVERSE FOR CERTAIN DEFINITIONS SolarEdge Technologies, Inc. INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15. Signature(s) Guaranteed: NOTICE: Dated to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises. Attorney of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint shares (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE) PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER For value received, the undersigned hereby sells, assigns and transfers unto Additional abbreviations may also be used though not in the above list. UNIF GIFT MIN ACT– Custodian (Cust) (Minor) under Uniform Gifts to Minors Act (State) TEN COM TEN ENT JT TEN as tenants in common as tenants by the entireties as joint tenants with right of survivorship and not as tenants in common ––– The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.